UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2023

Date of Report (Date of earliest event reported)

FG GROUP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

5960 Fairview Road, Suite 275
Charlotte, North Carolina	28210
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FGH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Underwriting Agreement

On May 15, 2023, FG Group Holdings Inc., a Nevada corporation (“FG Group”) and Strong Global Entertainment, Inc. (“Strong Global Entertainment”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with ThinkEquity LLC, as representative of the underwriters named therein (collectively, the “Underwriters”), in connection with Strong Global Entertainment’s initial public offering (“IPO”). A copy of the Underwriting Agreement is attached hereto as Exhibit 10.1. Strong Global Entertainment previously filed the form of the underwriting agreement as an exhibit to its Registration Statement on Form S-1, as amended (File No. 333-264165) (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”). The IPO closed on May 18, 2023, and was made pursuant to the Registration Statement, which was declared effective by the SEC on May 15, 2023. A final prospectus describing the terms of Strong Global Entertainment’s IPO was filed with the SEC on May 16, 2023, and is available on the SEC’s website located at http://www.sec.gov. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Separation Transaction

In connection with the IPO and as previously contemplated by, and described in, the Registration Statement, on May 18, 2023, FG Group and Strong Global Entertainment (including their subsidiaries) entered into various agreements that govern the separation of the entertainment business from FG Group and the contribution of certain of FG Group’s business and assets to Strong Global Entertainment (the “Separation”).

Specifically, prior to the completion of the IPO, Strong Global Entertainment was a wholly owned subsidiary of Strong/MDI Screen Systems, Inc. (“Strong/MDI”), a company incorporated under the laws of Quebec, Canada, which owned all of the outstanding Common Shares, and will own all of the outstanding Class B Shares, of Strong Global Entertainment. Strong/MDI owns all of the outstanding Common Shares of Strong/MDI Screen Systems, Inc., a company incorporated under the laws of British Columbia (“Strong Entertainment Subco”). Strong/MDI is wholly owned by FG Group. FG Group also owns all of the outstanding capital stock of Strong Technical Services, Inc. (“STS”).

Immediately prior to the closing of the IPO, Strong Global Entertainment, Strong Entertainment Subco, and/or STS, entered into a Master Asset Purchase Agreement, an IP Assignment Agreement (defined below), the FG Group Holdings Asset Transfer Agreement, the FG Group Holdings Patent Assignment Agreement, the Joliette Plant Lease (defined below), the Share Transfer Agreements and a number of other agreements (collectively, the “Agreements”) with FG Group and/or Strong/MDI for the purpose of accomplishing the Separation and setting forth various matters governing the relationship between Strong Global Entertainment and FG Group following the IPO.

Pursuant to a Management Services Agreement, FG Group and Strong Global Entertainment will provide certain services to each other, which could include information technology, legal, finance and accounting, human resources, tax, treasury, and other services.

The Agreements took effect immediately prior to the closing of the IPO and provide for, among other things, the contribution:

□	from Strong/MDI to Strong Entertainment Subco of assets comprising Strong/MDI’s operating business, except for an approximate 80,000 square-foot manufacturing plant in Joliette, Quebec, Canada (the “Joliette Plant”), and the installment 20-year loan collateralized by the Joliette Plant, pursuant to the Master Asset Purchase Agreement;

□	from FG Group to STS of a limited number of contracts and intellectual property used in the entertainment business, pursuant to an asset transfer agreement between FG Group and STS; and

□	of 100% of the outstanding Common Shares of Strong Entertainment Subco and 100% of the outstanding shares of capital stock of STS through certain share transfer agreements between FG Group and Strong/MDI, and between Strong/MDI and Strong Global Entertainment.

In addition to the above contributions, Strong/MDI has committed under the Master Asset Purchase Agreement to lease the Joliette Plant to Strong Entertainment Subco under a long term lease agreement (fifteen (15) year lease, with the option of Strong Entertainment Subco to renew for five (5) consecutive periods of five years each, with a right of first refusal to purchase the Joliette Plant in the event that Strong/MDI wishes to sell the property to a third-party in the future).

The Agreements were entered into on May 18, 2023, unless otherwise indicated, and consist of the following:

□	the Master Asset Purchase Agreement provides for the transfer from Strong/MDI to Strong Entertainment Subco assets comprising Strong/MDI’s operating business, except the Joliette Plant and certain other excluded assets;

□	a confirmatory of ownership assignment of intellectual property, dated May 18, 2023, by and between Strong/MDI and Strong Entertainment Subco (the “IP Assignment Agreement”);

□	the FG Group Holdings Asset Transfer Agreement provides for the transfer from FG Group to STS of a limited number of contracts and intellectual property used in the entertainment business;

□	the FG Group Holdings Patent Assignment Agreement effects the assignment of certain intellectual property being transferred to STS from FG Group under the FG Group Holdings Asset Transfer Agreement;

□	the Management Services Agreement provides for FG Group and its subsidiaries and Strong Global Entertainment and its subsidiaries to provide certain services which may include information technology, legal, finance and accounting, human resources, tax, treasury, and other services;

□	the lease agreement (“Joliette Plant Lease”) provides for Strong Entertainment Subco leasing the Joliette Plant on a long-term basis from Strong/MDI; and

□	the Share Transfer Agreement between FG Group and Strong/MDI transferring 100% of the outstanding shares of capital stock of STS to Strong/MDI.

For further details regarding the foregoing agreements, see the descriptions of such agreements set forth in the section entitled, “Certain Relationships and Related Party Transactions” in the Registration Statement. The foregoing descriptions of these agreements do not purport to be complete and are qualified in their entirety by reference to the full text of these agreements, which are filed hereto to this Form 8-K as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, and incorporated herein by reference.

The information set forth under Item 5.02 of this Current Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transfer of employment of Ray F. Boegner

Effective May 18, 2023, in connection with the IPO, FG Group and Ray F. Boegner, President of Strong Entertainment, have agreed to transfer Mr. Boegner’s employment from FG Group to STS, an indirect subsidiary of FG Group, effective at the closing of the IPO. Mr. Boegner will be President of Strong Global Entertainment, Inc. In connection with this change, FG Group entered into a mutual termination and release agreement with Mr. Boegner (the “Boegner Release Agreement”), which is filed as Exhibit 10.9 to this Form 8-K and is incorporated herein by reference.

Amended and Restated Employment Agreement with Mark D. Roberson

On May 18, 2023, in connection with the IPO, FG Group entered into an amended and restated employment agreement with Mark D. Roberson, Chief Executive Officer of FG Group (the “Roberson Employment Agreement”) to become effective as of the signing thereof.

The term of the Roberson Employment Agreement will commence on the signing thereof and shall continue terminated by either party. During the term of the Roberson Employment Agreement, Mr. Roberson will receive an annual base salary of $125,000, subject to increase from time to time as determined by the Board of Directors, and includes an annual bonus targeted at 60% of the base salary, payable in combination of cash and equity in FG Group. Any equity grants will vest over a period of three (3) to five (5) years from the date of the grant as determined by FG Group’s Compensation Committee.

Pursuant to the Roberson Employment Agreement, Mr. Roberson is subject to a perpetual confidentiality covenant, a one-year noncompete covenant, and a one-year customer and employee non-solicitation covenant.

Pursuant to the Roberson Employment Agreement, Mr. Roberson is subject to a company intellectual property assignment.

The foregoing description of the Roberson Employment Agreement is qualified in its entirety by reference to the Roberson Employment Agreement which is filed as Exhibit 10.10 to this Form 8-K and is incorporated herein by reference.

Amended and Restated Employment Agreement with Todd R. Major

On May 18, 2023, in connection with the IPO, FG Group entered into an amended and restated employment agreement with Todd R. Major, Chief Financial Officer, Secretary, and Treasurer of FG Group (the “Major Employment Agreement”) to become effective upon the signing thereof.

The term of the Major Employment Agreement will commence on the signing thereof and shall continue terminated by either party. During the term of the Major Employment Agreement, Mr. Major will receive an annual base salary of $100,000, subject to increase from time to time as determined by the Board of Directors, and includes an annual bonus targeted at 25% of the base salary, payable in combination of cash and equity in FG Group. Any equity grants will vest over a period of three (3) to five (5) years from the date of the grant as determined by FG Group’s Compensation Committee.

Pursuant to the Major Employment Agreement, Mr. Major is subject to a perpetual confidentiality covenant, a one-year noncompete covenant, and a one-year customer and employee non-solicitation covenant.

Pursuant to the Major Employment Agreement, Mr. Major is subject to a company intellectual property assignment.

The foregoing description of the Major Employment Agreement is qualified in its entirety by reference to the Major Employment Agreement which is filed as Exhibit 10.11 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Underwriting Agreement dated May 15, 2023, by and among Strong Global Entertainment, Inc., FG Group Holdings Inc., Strong/MDI Screen Systems, Inc. and ThinkEquity LLC.

10.2†	Master Asset Purchase Agreement dated May 18, 2023, by and between Strong/MDI Screen Systems, Inc. and Strong/MDI Screen Systems, Inc.

10.3†	Confirmatory of Ownership Assignment of Intellectual Property dated May 18, 2023, by and between Strong/MDI Screen Systems, Inc. and Strong/MDI Screen Systems, Inc.

10.4†	FG Group Holdings Asset Transfer Agreement dated May 18, 2023, by and between FG Group Holdings Inc. and Strong Technical Services, Inc.

10.5†	Patent Assignment dated May 18, 2023, by and between FG Group Holdings Inc. and Strong Technical Services, Inc.

10.6†	Management Services Agreement dated May 18, 2023, by and between FG Group Holdings Inc. and Strong Global Entertainment Inc.

10.7	Lease Agreement dated May 18, 2023, by and between Strong/MDI Screen Systems, Inc. and Strong/MDI Screen Systems, Inc.

10.8	Share Transfer Agreement dated May 18, 2023, by and between FG Group Holdings Inc. and Strong/MDI Screen Systems, Inc.

10.9	Mutual Termination and Release dated May 18, 2023, by and between FG Group Holdings Inc. and Ray F. Boegner.

10.10+†	Amended and Restated Employment Agreement dated May 18, 2023, by and between FG Group Holdings Inc. and Mark D. Roberson.

10.11+†	Amended and Restated Employment Agreement dated May 18, 2023, by and between FG Group Holdings Inc. and Todd R. Major.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Indicates management contract or compensatory plan.

† Exhibits and schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG GROUP HOLDINGS INC.

Date: May 19, 2023	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer